Income taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income taxes
Note 10:  Income taxes

The Company’s quarterly tax provision and estimates of its annual effective tax rate are subject to variation due to several factors, including variability in pre-tax income, non-deductible expenses and from share-based compensation awards. Income tax was $2.7 million and $4.6 million for the six months ended June 30, 2025, and 2024, respectively. The income for the periods consisted primarily of income taxes related to the Company’s operations in Israel.